INCOME TAX - Net deferred tax assets (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets (liabilities)
Net operating loss carryforward	$ 9,695	$ 36,961
Startup/Organizational expenses	488,923	472,542
Unrealized gain on marketable securities	(4,382)	(43,985)
Total deferred tax assets	494,236	465,518
Valuation Allowance	(494,236)	(465,518)
Deferred tax assets, net of valuation allowance	$ 0	$ 0